EXHIBIT 10.1

                                                                 EXECUTION COPY







                              INVESTORS' AGREEMENT

                                  dated as of

                                 April 30, 1998

                                     among

                           LAMINATES ACQUISITION CO.,
                                  LMS I, CO.,
                    DLJ MERCHANT BANKING PARTNERS II, L.P.,
                  DLJ MERCHANT BANKING PARTNERS II - A, L.P.,
                        DLJ OFFSHORE PARTNERS II, C.V.,
                        DLJ DIVERSIFIED PARTNERS, L.P.,
                      DLJ DIVERSIFIED PARTNERS - A, L.P.,
                         DLJ MILLENNIUM PARTNERS, L.P.,
                       DLJ MILLENNIUM PARTNERS - A, L.P.,
                            DLJMB FUNDING II, INC.,
                       UK INVESTMENT PLAN 1997 PARTNERS,
                            DLJ EAB PARTNERS, L.P.,
                              DLJ FIRST ESC L.P.,
                                DLJ ESC II L.P.,
                       CVC EUROPEAN EQUITY PARTNERS L.P.,
                  CVC EUROPEAN EQUITY PARTNERS (JERSEY) L.P.,
                              MMI PRODUCTS, L.L.C.

                                      AND

                       CERTAIN OTHER PERSONS NAMED HEREIN







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                               TABLE OF CONTENTS

                             ----------------------

                                                                           PAGE

                                   ARTICLE 1
                                  DEFINITIONS

SECTION 1.01.  Definitions....................................................2

                                   ARTICLE 2
                      CORPORATE GOVERNANCE AND MANAGEMENT

SECTION 2.01.  Composition of the Board; Committees..........................10
SECTION 2.02.  Removal.......................................................11
SECTION 2.03.  Vacancies.....................................................11
SECTION 2.04.  Action by the Board...........................................11
SECTION 2.05.  Action by the Shareholders....................................14
SECTION 2.06.  Conflicting Charter or Bylaw Provision........................15
SECTION 2.07.  Subsidiary Governance.........................................15
SECTION 2.08.  Notice of Meeting; Participation..............................15
SECTION 2.09.  Voting of Common Stock Owned by Management
               Stockholders..................................................15

                                   ARTICLE 3
                            RESTRICTIONS ON TRANSFER

SECTION 3.01.  General.......................................................16
SECTION 3.02.  Legends.......................................................16
SECTION 3.03.  Permitted Transferees.........................................17
SECTION 3.04.  Restrictions on Transfers by Shareholders.....................17
SECTION 3.05.  Restrictions on Transfers of After Acquired Securities by
               Management Shareholders.......................................18

                                   ARTICLE 4
    TAG-ALONG RIGHTS; DRAG-ALONG RIGHTS; PREEMPTIVE RIGHTS;
                             RIGHTS OF FIRST OFFER

SECTION 4.01.  Rights to Participate in Transfer..............................19
SECTION 4.02.  Right to Compel Participation in Certain Transfers.............21
SECTION 4.03.  Preemptive Rights..............................................23
SECTION 4.04.  Rights of First Offer..........................................25
SECTION 4.05.  Certain Rights.................................................27







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                                                                           PAGE

                                   ARTICLE 5
                              REGISTRATION RIGHTS

SECTION 5.01.  Demand Registration...........................................28
SECTION 5.02.  Piggyback Registration........................................31
SECTION 5.03.  Holdback Agreements...........................................32
SECTION 5.04.  Registration Procedures.......................................32
SECTION 5.05.  Indemnification by the Issuer.................................35
SECTION 5.06.  Indemnification by Participating Shareholders.................36
SECTION 5.07.  Conduct of Indemnification Proceedings........................37
SECTION 5.08.  Contribution..................................................38
SECTION 5.09.  Participation in Public Offering..............................40
SECTION 5.10.  Cooperation by the Issuer.....................................40
SECTION 5.11.  No Transfer of Registration Rights............................40

                                   ARTICLE 6
                        CERTAIN COVENANTS AND AGREEMENTS

SECTION 6.01.  Confidentiality...............................................40
SECTION 6.02.  Reports.......................................................41
SECTION 6.03.  Limitations on Subsequent Registration........................41
SECTION 6.04.  Exclusive Financial Advisor and Investment Banking
               Advisor.......................................................42
SECTION 6.05.  Regulatory Co-operation.......................................42

                                   ARTICLE 7
                                 MISCELLANEOUS

SECTION 7.01.  Entire Agreement..............................................43
SECTION 7.02.  Binding Effect; Benefit.......................................43
SECTION 7.03.  Assignability.................................................43
SECTION 7.04.  Amendment; Waiver; Termination................................44
SECTION 7.05.  Notices.......................................................45
SECTION 7.06.  Headings......................................................46
SECTION 7.07.  Counterparts..................................................46
SECTION 7.08.  Applicable Law................................................46
SECTION 7.09.  Specific Enforcement..........................................46
SECTION 7.10.  Consent to Jurisdiction; Expenses.............................46
SECTION 7.11.  Severability..................................................47




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                              INVESTORS' AGREEMENT


     AGREEMENT dated as of April 30, 1998 among (i) Laminates Acquisition Co. (the "Company"), (ii) LMS I, Co., a wholly-owned subsidiary of the Company (together with any successor, "LMS"), (iii) DLJ Merchant Banking Partners II, L.P. ("DLJMB"), DLJ Offshore Partners II, C.V., DLJ Diversified Partners, L.P., DLJMB Funding II, Inc., DLJ Merchant Banking Partners II - A, L.P., DLJ Diversified Partners - A., L.P., DLJ Millennium Partners, L.P., DLJ Millennium Partners - A, L.P., UK Investment Plan 1997 Partners, DLJ EAB Partners, L.P., DLJ ESC II L.P. and DLJ First ESC L.P. (each a "DLJ Entity" and a "Shareholder" and, collectively, the "DLJ Entities"), (iv) MMI Products, L.L.C., a Delaware limited liability company ("MMI"), CVC European Equity Partners L.P. ("CVC") and CVC European Equity Partners (Jersey) L.P. ("CVC Jersey" and each a "Shareholder" and, collectively, the Shareholders listed in clauses (iii) and
(iv) are referred to as the "Institutional Shareholders") and (v) certain other Persons listed on the signature pages hereof or who upon acquiring securities of the Company after the date hereof become parties hereto (each a "Shareholder" and, collectively, the "Management Shareholders").

                             W I T N E S S E T H :

     WHEREAS, pursuant to the Subscription Agreement (as defined below) certain parties hereto are or will be acquiring securities of the Company and LMS; and

     WHEREAS, pursuant to the terms of the Share Purchase Agreement (as defined below), the Company will acquire all of the outstanding capital stock of FM Holdings, Inc. ("FM Holdings");

     WHEREAS, simultaneously with the acquisition of FM Holdings by the Company, LMS will be merged (the "FM Merger") with and into FM Holdings in accordance with Delaware law with FM Holdings being the surviving corporation;

     WHEREAS, the parties hereto desire to enter into this Agreement to govern certain of their rights, duties and obligations after consummation of the transactions contemplated by the Share Purchase Agreement and the Subscription Agreement;

     The parties hereto agree as follows:






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                                   ARTICLE 1
                                  DEFINITIONS

     SECTION 1.01. Definitions. (a) The following terms, as used herein, have the following meanings:

     "Adverse Person" means any Person whom the Board determines is a competitor or a potential competitor of the Company or its Subsidiaries.

     "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person, provided that no securityholder of the Company shall be deemed an Affiliate of any other securityholder solely by reason of any investment in the Company. For the purpose of this definition, the term "control" (including with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

     "Affiliated Employee Benefit Trust" means any trust that is a successor to the assets held by a trust established under an employee benefit plan subject to ERISA or any other trust established directly or indirectly under such plan or any other such plan having the same sponsor.

     "After Acquired Shares" means any shares of Common Stock or Preferred Stock acquired by a Management Shareholder that are not Purchased Shares.

     "beneficially own" has the meaning set forth in Rule 13d-3 of the Exchange Act.

     "Board" means the board of directors of the Company.

     "Bridge Notes" means the unsecured increasing rate notes to be issued by LMS II, Co. on the Closing Date.

     "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in New York City are authorized by law to close.

     "Change of Control" means such time as (a) the Institutional Shareholders and their Permitted Transferees shall own less than 10% of the



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outstanding shares of Common Stock on a Fully Diluted Basis, (b) the transfer of all or substantially all of the assets of the Company to any Person or group shall have been consummated, (c) the Company shall have been liquidated, or (d) any Person, other than an Institutional Shareholder or its Permitted Transferees, shall beneficially own more Company Equity Securities than the Institutional Shareholder and its Permitted Transferees owning, in the aggregate, the greatest amount of Company Equity Securities.

     "Closing Date" means May 1, 1998.

     "Common Stock" shall mean the Class A common stock and Class B non-voting common stock, each with par value $.01 per share, of the Company and any stock into which such Common Stock may thereafter be converted or changed. For purposes of this Agreement the Class A and Class B Common Stock shall be considered one class of Equity Securities.

     "Company Equity Securities" means the Company Stock, the Derivatives, securities convertible into or exchangeable for Common Stock and any other equity security issued by the Company.

     "Company Stock" means the Common Stock and the Preferred Stock.

     "CVC Entities" means CVC, CVC Jersey and their respective Permitted Transferees.

     "Derivatives" means options, warrants (including the Warrants) or other rights to acquire any Company Equity Securities.

     "Drag-Along Portion" means, with respect to any class of Equity Securities, the number of shares of such class beneficially owned by a Shareholder multiplied by a fraction, the numerator of which is the number of shares of such class proposed to be sold by the Institutional Shareholders or the DLJ Entities, as the case may be, pursuant to Section 4.02 and the denominator of which is the total number of shares of such class on a Fully Diluted basis beneficially owned by the Institutional Shareholders or the DLJ Entities, as the case may be.

     "Equity Securities" means the Company Equity Securities and the LMS Preferred Stock.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Formica" means Formica Corporation, a Delaware corporation.



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     "Fountainhead Acquisition" means the purchase by the Company from
International Paper of all of the assets exclusively relating to International Paper's Fountainhead solid surfacing operations.

     "Fully Diluted" means, with respect to any class of Equity Securities and without duplication, all outstanding shares of such class and all shares issuable in respect of securities convertible into or exchangeable for such class, stock appreciation rights or options, warrants and other irrevocable rights to purchase or subscribe for such class or securities convertible into or exchangeable for such class; provided that no Person shall be deemed to own such number of Fully Diluted shares of such class as such Person has the right to acquire from any Person other than the Company or LMS.

     "Initial Ownership" means, with respect to any class of Equity Securities, the number of shares of a class of Equity Securities beneficially owned (and (without duplication) which such Persons have the right to acquire from any Person) as of the date hereof, or in the case of any Person that shall become a party to this Agreement on a later date, as of such date, taking into account any stock split, stock dividend, reverse stock split or similar event.

     "Initial Public Offering" means the initial sale after the date hereof of Common Stock pursuant to an effective registration statement under the Securities Act (other than a registration statement on Form S-8 or any successor form).

     "Issuer" means the Company as the issuer of the Company Equity Securities and/or LMS as the issuer of the LMS Preferred Stock, as the context requires.

     "LMS Board" means the board of directors of LMS.

     "LMS Preferred Stock" means the 15% Senior Exchangeable Preferred Stock of LMS which following the FM Merger will constitute 15% Senior Exchangeable Preferred Stock of FM Holdings.

     "MMI Entities" means MMI and its Permitted Transferees.

     "Percentage Ownership" means, with respect to any Shareholder at any time,
(i) the number of shares of Fully Diluted Common Stock that such Shareholder beneficially owns (and (without duplication) has the right to acquire from any Person) at such time, divided by (ii) the total number of shares of Fully Diluted Common Stock at such time.



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     "Permitted Transferee" means (i) in the case of an Institutional
Shareholder other than a DLJ Entity (a) any nominee or trustee for or any general or limited partner or shareholder of such Shareholder, and any corporation, partnership or other entity that is an Affiliate of such Shareholder (collectively, "Shareholder Affiliates"), (b) any general partner, limited partner, employee, officer or director of such Shareholder or a Shareholder Affiliate, or any spouse, lineal descendant, sibling, parent, heir, executor, administrator, testamentary trustee, legatee or beneficiary of any of the foregoing persons described in this clause (b) (collectively, "Shareholder Associates"), (c) to a "Co-Investment Scheme" being a scheme under which certain officers, employees or partners of a Shareholder or of its adviser or manager are entitled (as individuals or through a body corporate or any other vehicle) to acquire shares which such Shareholder would otherwise acquire and a Co-Investment Scheme which holds shares for a body corporate or other vehicle may transfer their shares to another body corporate or another vehicle which holds or is to hold shares for the Co-Investment Scheme or the officers, employees or partners entitled to the shares under the Co-Investment Scheme and
(d) any trust, the beneficiaries of which, or any corporation, limited liability company or partnership, stockholders, members or general or limited partners of which include only such Shareholder, such Shareholder Affiliates or Shareholder Associates, provided, in the case of a transfer to any limited partner, such transfer to such limited partner is not one whose primary purpose is an evasion of the transfer restrictions set forth in Section 3.04;

     (ii) in the case of a Management Shareholder (a) a spouse or lineal descendant (whether natural or adopted), sibling, parent, heir, executor, administrator, testamentary trustee, legatee or beneficiary of any of such Management Shareholder, (b) any trust, the beneficiaries of which, or any corporation, limited liability company or partnership, stockholders, members or general or limited partners of which include only the Persons named in clause
(a) or (c) any charitable remainder trust; or

     (iii) in the case of any DLJ Entity (a) any other DLJ Entity, (b) any general or limited partner of any such entity (a "DLJ Partner"), and any corporation, partnership, Affiliated Employee Benefit Trust or other entity which is an Affiliate of any DLJ Partner (collectively, the "DLJ Affiliates"),
(c) any managing director, general partner, director, limited partner, officer or employee of such DLJ Entity or a DLJ Affiliate, or the heirs, executors, administrators, testamentary trustees, legatees or beneficiaries of any of the foregoing Persons referred to in this clause (c) (collectively, "DLJ Associates"), and (d) any trust, the beneficiaries of which, or any corporation, limited liability company or partnership, the stockholders, members or general or limited partners of which, include only such DLJ Entity, DLJ Affiliates, DLJ Associates, their spouses or



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their lineal descendants, provided, in the case of a transfer to any limited partner, such transfer to such limited partner is not one whose primary purpose is an evasion of the transfer restrictions set forth in Section 3.04. The term "DLJ Entities", to the extent such entities shall have transferred any of their Shares to "Permitted Transferees", shall mean the DLJ Entities and the Permitted Transferees of the DLJ Entities, taken together, and any right or action that may be exercised or taken at the election of the DLJ Entities may be exercised or taken at the election of the DLJ Entities and such Permitted Transferees.

     "Person" means an individual, corporation, limited liability company, partnership, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     "Preferred Stock" means the 8% Preferred Stock of the Company.

     "Pro Rata Portion" means the number of shares of After Acquired Securities a Management Shareholder holds multiplied by a fraction, the numerator of which is the number of shares of Company Equity Securities to be sold by the Institutional Shareholders and their Permitted Transferees in a Public Offering and the denominator of which is the total number of Company Equity Securities, on a Fully Diluted basis, held in the aggregate by the Institutional Shareholders and their Permitted Transferees prior to such Public Offering.

     "Public Offering" means any primary or secondary public offering of Company Equity Securities pursuant to an effective registration statement under the Securities Act other than pursuant to a registration statement filed in connection with a transaction of the type described in Rule 145 of the Securities Act or for the purpose of issuing securities pursuant to an employee benefit plan.

     "Purchased Shares" means those shares of Common Stock and Preferred Stock purchased by a Management Shareholder on the Closing Date for cash taking into account any stock split, stock dividend, reverse stock split or similar event.

     "Registrable Securities" means at any time, with respect to any Shareholder or its Permitted Transferees, any shares of Common Stock, LMS Preferred Stock, Preferred Stock or Warrants or Warrant Shares then owned by such Shareholder or its Permitted Transferees until (i) a registration statement covering such securities has been declared effective by the SEC and such securities have been disposed of pursuant to such effective registration statement, (ii) such securities are sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met or (iii) such securities are otherwise transferred, the



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Company has delivered a new certificate or other evidence of ownership for such securities not bearing the legend required pursuant to this Agreement and such securities may be resold without subsequent registration under the Securities Act.

     "Registration Expenses" means (i) all registration and filing fees, (ii) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the securities registered), (iii) printing expenses, (iv) internal expenses of the Company (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (v) reasonable fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including expenses relating to any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters requested pursuant to Section 5.04(g) hereof), (vi) the reasonable fees and expenses of any special experts retained by the Company in connection with such registration, (vii) reasonable fees and expenses of up to one counsel for the Shareholders participating in the offering, (viii) fees and expenses in connection with any review of underwriting arrangements by the National Association of Securities Dealers, Inc. (the "NASD") including fees and expenses of any "qualified independent underwriter" and (ix) fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but shall not include any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities, or any out-of-pocket expenses (except as set forth in clause (vii) above) of the Shareholders or any fees and expenses of underwriter's counsel.

     "Section 4.03 Portion" means the pro rata portion of any Company Equity Securities proposed to be issued by the Company with respect to which Shareholders shall be entitled to exercise their rights under Section 4.03 based upon such Shareholder's Initial Ownership as a percentage of the Initial Ownership of all Shareholders.

     "SEC" means the Securities and Exchange Commission.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Share Purchase Agreement" means the Share Sale and Purchase Agreement dated as of March 16, 1998, between the Company and BTR Australia Ltd.

     "Shareholder" means each Person (other than the Company and LMS) who shall be a party to or bound by this Agreement, whether in connection with



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the execution and delivery hereof as of the date hereof, pursuant to Section
7.03 or otherwise, so long as such Person shall beneficially own any Equity Securities.

     "Shares" means shares of Common Stock, Preferred Stock or LMS Preferred Stock, as the context requires, held by the Shareholders.

     "Subject Securities" means the class or classes of Equity Securities beneficially owned by a Shareholder to be transferred in a Section 4.02 Sale.

     "Subscription Agreement" means the Subscription Agreement dated as of March 15, 1998 among the Company, LMS and the Institutional Shareholders, as amended from time to time.

     "Subsidiary" means, with respect to any Person, any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person.

     "Tag-Along Portion" means (i) where the Selling Person is selling a class of Company Stock, the number of shares of such class held (or, without duplication, that such Shareholder has the right to acquire from any Person) by the Tagging Person or the Selling Person, as the case may be, multiplied by a fraction, the numerator of which is the maximum number of shares of such class proposed to be sold in the Tag-Along Offer, and the denominator of which is the aggregate number of shares of such class on a Fully Diluted basis owned by all Shareholders; and

     (ii) where the Selling Person is selling Warrants, the number of shares of Common Stock held (or, without duplication, acquirable under the Warrants) by the Tagging Person or the Selling Person, as the case may be, multiplied by a fraction the numerator of which is the number of shares of Common Stock for which the Warrants proposed to be sold in the Tag-Along Offer are exercisable, and the denominator of which is the aggregate number of shares of Common Stock on a Fully Diluted basis owned by all Shareholders.

     "Third Party" means a prospective purchaser of Equity Securities in an arm's-length transaction from a Shareholder where such purchaser is not a Permitted Transferee of such Shareholder.

     "Underwritten Public Offering" means a firmly underwritten public offering of Registrable Securities of the Company pursuant to an effective registration statement under the Securities Act.



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     "Warrants" means the warrants issued to the Shareholders by the Company for the purchase of an aggregate of 100,000 shares of Common Stock (subject to adjustment as provided therein).

     "Warrant Shares" means the shares of Common Stock issuable by the Company upon exercise of the Warrants.

     (b) Each of the following terms is defined in the Section set forth opposite such term:


          Term                                              Section

          Applicable Holdback Period                        5.03
          Bridge Equity Holder                              7.03(d)
          Bridge Warrant Agreement                          7.03(d)
          Cause                                             2.02
          Confidential Information                          6.01(b)
          Demand Registration                               5.01(a)
          Drag-Along Rights                                 4.02(a)
          Holders                                           5.01(a)(ii)
          Incidental Registration                           5.02(a)
          Indemnified Party                                 5.07
          Indemnifying Party                                5.07
          independent director                              2.01(a)
          Initial Order Period                              4.04(a)
          Initial Section 4.04 Offer                        4.04(a)
          Initial Section 4.04 Offer Notice                 4.04
          Inspectors                                        5.04(g)
          Maximum Offering Size                             5.01(e)
          Nominee                                           2.01(a)
          Piggyback Registration                            5.02(a)
          Public Offering Limitations                       3.05(a)
          Records                                           5.04(g)
          Representatives                                   6.01(b)
          Second Order Period                               4.04
          Second Section 4.04 Offer                         4.04
          Section 4.01 Response Notice                      4.01(a)
          Section 4.02 Notice                               4.02(a)
          Section 4.02 Notice                               4.02(a)
          Section 4.02 Sale                                 4.02(a)
          Section 4.02 Sale Price                           4.02(a)
          Section 4.03 Notice                               4.03
          Section 4.03 Portion                              4.03




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          Term                                              Section

          Section 4.04 Sale                                 4.04
          Section 4.04 Sale Price                           4.04
          Section 4.04 Seller                               4.04
          Selling Person                                    4.01(a)
          Selling Shareholder                               5.01(a)
          Shareholder                                       7.03
          Tag-Along Notice                                  4.01(a)
          Tag-Along Notice Period                           4.01(a)
          Tag-Along Offer                                   4.01(a)
          Tag-Along Right                                   4.01(a)
          Tag-Along Sale                                    4.01(a)
          Tagging Person                                    4.01(a)
          Transfer                                          3.01(a)


                                   ARTICLE 2
                      CORPORATE GOVERNANCE AND MANAGEMENT

     SECTION 2.01. Composition of the Board; Committees. (a) The Board shall consist of seven members, of whom two shall be nominated by DLJMB, one shall be nominated by each of CVC, MMI and the Management Shareholders, and two shall be selected with the unanimous approval of the Institutional Shareholders and nominated by such Institutional Shareholders and shall be individuals which are not "Affiliates" or "Associates" (as those terms are used within the meaning of Rule 12b-2 of the General Rules and Regulations under the Exchange Act) of any Shareholder or its Affiliates (each, an "independent director"). Each Shareholder entitled to vote for the election of directors to the Board agrees that it will vote its shares of Common Stock or execute consents, as the case may be, and take all other necessary action (including causing the Company to call a special meeting of shareholders) in order to ensure that the composition of the Board is as set forth in this Section 2.01; provided that no Shareholder shall be required to vote for another Shareholder's nominee(s) if the number of shares of Common Stock held by the Shareholder or group of Shareholders, as applicable, making the nomination (or, in the case of a nomination by DLJMB or CVC, of the DLJ Entities or the CVC Entities, respectively) is, at the close of business on the day preceding such vote or execution of consents, less than 10% of such Shareholder's or group of Shareholders' (or the DLJ Entities' or the CVC Entities'), as applicable, Initial Ownership of Common Stock on a Fully Diluted basis.



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     (b) Each committee of the Board shall consist of at least four members, of whom one shall be a DLJMB representative, one shall be the CVC representative, one shall be the MMI representative, and one shall be the representative of the Management Shareholders (except (i) no such representative shall serve on the Audit Committee and (ii) any such representative to the Compensation Committee shall recuse himself as appropriate).

     (c) The Board shall meet at least four times in any year.

     SECTION 2.02. Removal. Each Shareholder agrees that if, at any time, it is then entitled to vote for the removal of directors of the Company, it will not vote any of its shares of Common Stock in favor of the removal of any director who shall have been designated or nominated pursuant to Section 2.01 unless such removal shall be for Cause or the Person(s) entitled to designate or nominate such director shall have consented to such removal in writing; provided that if the Persons entitled to designate or nominate any director pursuant to Section 2.01 shall request the removal, with or without Cause, of such director in writing, such Shareholder shall vote its shares of Common Stock in favor of such removal. Removal for "Cause" shall mean removal of a director because of such director's (a) willful and continued failure substantially to perform his duties with the Company in his established position, (b) willful conduct which is injurious to the Company or any of its Subsidiaries, monetarily or otherwise, (c) conviction for, or guilty plea to, a felony or a crime involving moral turpitude, or (d) abuse of illegal drugs or other controlled substances or habitual intoxication.

     SECTION 2.03. Vacancies. If, as a result of death, disability, retirement, resignation, removal (with or without Cause) or otherwise, there shall exist or occur any vacancy on the Board:

     (a) the Shareholder(s) entitled under Section 2.01 to nominate such director whose death, disability, retirement, resignation or removal resulted in such vacancy, may, subject to the provisions of Section 2.01, nominate another individual (the "Nominee") to fill such vacancy and serve as a director of the Company; and

     (b) subject to Section 2.01, each Shareholder then entitled to vote for the election of the Nominee as a director of the Company agrees that it will vote its shares of Common Stock, or execute a written consent, as the case may be, in order to ensure that the Nominee be elected to the Board.

     SECTION 2.04. Action by the Board. (a) A quorum of the Board shall consist initially of three directors of which at least (i) one shall be a DLJMB



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representative and (ii) one shall be either the CVC representative or the MMI representative.

     (b) All actions of the Board shall require the affirmative vote of at least a majority of the directors at a duly convened meeting of the Board at which a quorum is present or the unanimous written consent of the Board; provided that, in the event there is a vacancy on the Board and an individual has been nominated to fill such vacancy, the first order of business shall be to fill such vacancy.

     (c) No action by the Company (including but not limited to any action by the Board or any committee thereof) shall be taken after the date hereof with respect to any of the following matters without the affirmative approval of the Board, including, (I) by at least one DLJMB representative for so long as the Percentage Ownership of the DLJ Entities equals or exceeds 331/3% of their Initial Ownership of Common Stock on a Fully Diluted basis and (II) by at least one of (A) the CVC representative for so long as the Percentage Ownership of the CVC Entities equals or exceeds 331/3% of their Initial Ownership of Common Stock on a Fully Diluted basis or (B) the MMI representative for so long as the Percentage Ownership of the MMI Entities equals or exceeds 331/3% of their Initial Ownership of Common Stock on a Fully Diluted basis:

         (i) (x) any merger or consolidation of the Company with or into any Person, other than a wholly owned Subsidiary, or of any Subsidiary with or into any Person other than the Company or any other wholly-owned Subsidiary (other than the merger of LMS II, Co. with and into Formica Corporation and the merger of LMS III, Co. with and into Formica International Corporation); or (y) any acquisition in excess of $10,000,000 (other than the Fountainhead Acquisition) or any sale of any Subsidiary or any significant operations of the Company or any Subsidiary or any disposition or distribution in excess of $5,000,000 of assets, businesses or operations by the Company or any Subsidiary (in a single transaction or a series of related transactions), other than products or supplies acquired, disposed of or distributed in the ordinary course of business;

         (ii) any liquidation, dissolution, commencement of bankruptcy, liquidation or similar proceedings with respect to the Company or any Subsidiary;

         (iii) any incurrence, refinancing or alteration of material terms by the Company or any Subsidiary of indebtedness for borrowed money in excess of $5,000,000 in the aggregate (or the guaranty by the Company or any Subsidiary of any such indebtedness), or the issuance of any security by the Company or any Subsidiary (not including issuances of such securities in connection with employee or stock option plans previously approved by the Board pursuant to clause (vi) below), in each case other than as specifically contemplated by this Agreement, the Warrants or the LMS Preferred Stock;

         (iv) any capital expenditure in excess of $5,000,000, which is not specifically contemplated by the annual business plan of the Company or any Subsidiary;

         (v) any entering into, amending or modifying in any material respect any agreements of the Company or any Subsidiary providing for payments by or to the Company or such Subsidiary in excess of $5,000,000 per annum;

         (vi) any determination of compensation, benefits, perquisites and other incentives for senior management of the Company or any Subsidiary and the approval or amendment of any plans or contracts in connection therewith, including the award of any option or similar rights to subscribe for shares (excluding grants to Vincent Langone and David Schneider on the Closing Date);

         (vii) any transaction between the Company or any Subsidiary, on the one hand, and any stockholder or Affiliate of the Company or any Subsidiary, on the other hand, other than transactions involving an amount less than $25,000;

         (viii) any appointment or removal of any of the Chairman of the Board, Chief Executive Officer, President, Chief Financial Officer or Chief Operating Officer or any other executive officer in any similar capacity of the Company, FM Holdings or Formica;

         (ix) any change in accounting or tax principles, policies with respect to the financial statements, records or affairs of the Company or any Subsidiary, except as required by generally accepted accounting principles or by law or any other matters which could affect any regulatory status or tax liability of the Company or any Subsidiary, or any Shareholder with respect to the investment by such Shareholder in the Company;

         (x) any appointment or removal of the auditors, regular legal counsel, financial advisors, underwriters, investment bankers or company-wide insurance providers of the Company, FM Holdings or Formica;

         (xi) any approval of the annual business plan, budget and long term strategic plan of the Company, FM Holdings or Formica;

         (xii) any modification of the long-term business strategy or scope of the business of the Company, FM Holdings or Formica or any material customer relationships thereof;

         (xiii) the commencement of any litigation with claims in excess of $10,000,000 or the settlement of litigation or arbitration proceedings with damages in excess of $5,000,000;

         (xiv) any delegation by the Board or the board of directors of FM Holdings or Formica of any of its respective powers to a committee; or

         (xv) the determination of "Fair Market Value" for purposes of Section 4.05.

     (d) Notwithstanding Section 2.04(c), if any action set forth therein arises in connection with the Company's exercise of its rights pursuant to
Section 4.04, such action shall not require the approval of the Section 4.04 Seller's representative to the Board.

     SECTION 2.05. Action by the Shareholders. Notwithstanding Section 2.04(c), the following matters will require the affirmative approval of each of (i) the DLJMB Entities for so long as the Percentage Ownership of the DLJMB Entities equals or exceeds 331/3% of their Initial Ownership of Common Stock on a Fully Diluted Basis (ii) the CVC Entities for so long as the Percentage Ownership of the CVC Entities equals 331/3% of their Initial Ownership of Common Stock on a Fully Diluted Basis and (iii) the MMI Entities for so long as the Percentage Ownership of the MMI Entities equals or exceeds 331/3% of their Initial Ownership of Common Stock on a Fully Diluted Basis:

          (i) any issuance of any equity security by, or the reduction of capital of, the Company or FM Holdings;

          (ii) any material change in the nature of the business of the Company and its Subsidiaries;

          (iii) any amendment to the certificate of incorporation or bylaws of the Company or any adoption of or amendment to the certificate of incorporation or bylaws of any Subsidiary;

          (iv) any liquidation, dissolution, commencement of bankruptcy, liquidation or similar proceedings with respect to the Company or any Subsidiary;

          (v) except as provided in Section 4.04, any purchase, disposal or distribution of assets having a value in excess of $50,000,000 provided that the approval of the CVC Entities shall not be required for any transaction involving the acquisition of Laminex (Australia) Pty. Ltd. or any assets related to the Laminex business; or

          (vi) except as provided in Section 4.04, any material transaction between the Company, on the one hand, and any Institutional Shareholder or its Affiliates, on the other hand, that is not on an arms-length basis, it being understood that ordinary course investment banking transactions that are on terms not in excess of market terms and that are not objected to by any Institutional Shareholder shall be considered on an arms-length basis.

     SECTION 2.06. Conflicting Charter or Bylaw Provision. Each Shareholder shall vote its shares of Common Stock, and shall take all other actions reasonably necessary, to ensure that the Company's and LMS' respective certificate of incorporation and bylaws (copies of which are attached hereto as Exhibits A, B, C and D) facilitate and do not at any time conflict with any provision of this Agreement.

     SECTION 2.07. Subsidiary Governance. Each of the Company and each Shareholder agrees that the board of directors of FM Holdings and Formica shall be comprised of the individuals who are serving as directors on the Board in accordance with Section 2.01. Each Shareholder agrees to vote its shares of Common Stock and to cause its representatives on the Board, subject to their fiduciary duties, to vote and take other appropriate action to effectuate the agreements in this Section 2.07 in respect of each such Subsidiary.

     SECTION 2.08. Notice of Meeting; Participation. (a) Each director will receive notice and the agenda of each meeting of the Board of Directors or any committee thereof at least 5 days prior to such meeting.

     (b) Each DLJMB, CVC and MMI representative will be permitted to invite alternates to participate in the meetings, provided such alternates will not be permitted to vote at such meeting.

     SECTION 2.09. Voting of Common Stock Owned by Management Stockholders. Until the occurrence of a Change in Control, each of the

Management Shareholders agrees, with respect to any issue presented for a vote (or consent) of Shareholders, to vote (or execute consents with respect to) its shares of Common Stock in the same proportions as those shares owned by Institutional Shareholders are voted (or consented).


                                   ARTICLE 3
                            RESTRICTIONS ON TRANSFER

     SECTION 3.01. General. (a) Each Shareholder understands and agrees that the Equity Securities purchased pursuant to the Subscription Agreement have not been registered under the Securities Act and are restricted securities. Each Shareholder agrees that it will not, directly or indirectly, sell, assign, transfer, grant a participation in, pledge or otherwise dispose of ("transfer") any Equity Securities (or solicit any offers to buy or otherwise acquire, or take a pledge of any Equity Securities) except in compliance with the Securities Act and the terms and conditions of this Agreement.

     (b) Any attempt to transfer any Equity Securities not in compliance with this Agreement shall be null and void and the Company or LMS, as the case may be, shall not, and shall cause any transfer agent not to, give any effect in the Company's or LMS's stock records to such attempted transfer.

     (c) Notwithstanding anything in this Agreement to the contrary, neither the Company nor LMS, as the case may be, shall redeem or exchange any Equity Securities (other than pursuant to the FM Merger) unless the Institutional Shareholders obtain an opinion of counsel recognized as an expert in federal income tax matters to the effect that the redemption or exchange will not result in any Institutional Shareholder recognizing, for federal income tax purposes, an amount of dividend income in excess of the amount of accrued and unpaid dividends on the Equity Securities subject to the redemption or exchange.

     SECTION 3.02. Legends. (a) In addition to any other legend that may be required, each certificate for Equity Securities that is issued to any Shareholder shall bear a legend in substantially the following form:

     "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED OR SOLD EXCEPT IN COMPLIANCE THEREWITH. THIS SECURITY IS ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AS SET FORTH IN THE INVESTORS'

AGREEMENT DATED AS OF MAY 1, 1998, COPIES OF WHICH MAY BE
OBTAINED UPON REQUEST FROM [LAMINATES ACQUISITION CO.]
[LMSI, CO.] OR ANY SUCCESSOR THERETO."

     (b) If any Equity Securities shall cease to be Registrable Securities under clause (i) or clause (ii) of the definition thereof, the Company or LMS, as the case may be, shall, upon the written request of the holder thereof, issue to such holder a new certificate evidencing such Equity Securities without the first sentence of the legend required by Section 3.02(a) endorsed thereon. If any Equity Securities cease to be subject to any and all restrictions on transfer set forth in this Agreement, the Company or LMS, as the case may be, shall, upon the written request of the holder thereof, issue to such holder a new certificate evidencing such Equity Securities without the second sentence of the legend required by Section 3.02(a) endorsed thereon.

     SECTION 3.03. Permitted Transferees. Notwithstanding anything in this Agreement to the contrary, any Shareholder may at any time transfer any or all of its Equity Securities to one or more of its Permitted Transferees without the consent of any Person, so long as (a) such Permitted Transferee shall have agreed in writing to be bound by the terms of this Agreement and (b) the transfer to such Permitted Transferee is not in violation of applicable federal or state securities laws.

     SECTION 3.04. Restrictions on Transfers by Shareholders. (a) Except as provided in Section 3.03, each Shareholder and each Permitted Transferee of such Shareholder may transfer its Company Equity Securities (other than, in the case of the Management Shareholders, After Acquired Securities) only as follows:

          (i) following the third anniversary of the Closing Date, in a transfer to any Third Party other than an Adverse Person for consideration consisting solely of cash made in compliance with
     Section 4.01;

          (ii) in a transfer made after a Public Offering in compliance with Rule 144 under the Securities Act;

          (iii) in a Public Offering in connection with the exercise of its rights under Article 5;

          (iv) following a Change of Control, in a transfer to any Third Party;
     or

          (v) (A) in the case of any Tagging Person, as permitted by Section
     4.01 or (B) in the case of the Institutional Shareholders or any Management Shareholders, as permitted or required by Section 4.02;

     provided that, notwithstanding the foregoing, (i) except as set forth in
(ii) below no Warrants may be transferred or exercised by any Shareholder or its Permitted Transferees until such time as all of the Institutional Shareholders and their respective Permitted Transferees have transferred 100% of their LMS Preferred Stock to Third Parties other than Adverse Persons and
(ii) in connection with any such transfer of LMS Preferred Stock, each Institutional Shareholder and its Permitted Transferees may (and shall be required to) transfer such amount of their respective Warrants as is required in connection with such transfer of LMS Preferred Stock.

     (b) Except as provided in Section 3.03, each Shareholder and each Permitted Transferee of such Shareholder may, at any time, only transfer its LMS Preferred Stock in a transfer to any Third Party other than an Adverse Person in a transfer for consideration consisting solely of cash made in compliance with or required by Section 4.02.

     SECTION 3.05. Restrictions on Transfers of After Acquired Securities by Management Shareholders. (a) Each Management Shareholder and each Permitted Transferee of such Management Shareholder may transfer any After Acquired Securities only as follows:

          (i) in a transfer made in compliance with Section 4.01 or 4.02, or in a transfer to the Company required or permitted by an employment agreement between such Management Shareholder and the Company or any Subsidiary or by any stock purchase, option, stock option or other compensation plan of the Company or any Subsidiary.

          (ii) subject to the Public Offering Limitations (as defined below), in a Public Offering in connection with the exercise of its rights under
     Article 5 hereof ; or

          (iii) in a transfer made at the conclusion of the Applicable Holdback Period (as defined in Section 5.03) following a Public Offering, in compliance with Rule 144 promulgated under the Securities Act;
     provided that the number of shares of any class of After Acquired Securities transferred by such Management Shareholder pursuant to this
     Section 3.05(a)(iii) in any twelve-month period shall not exceed 20% of such Management Shareholder's Percentage Ownership of such class on the date of this Agreement, it being understood that the foregoing proviso shall cease to have effect after the earlier of (A) the fourth anniversary of this Agreement and (B) the second anniversary of an Initial Pubic Offering.

     For purposes of this Agreement, "Public Offering Limitations" means (A) no Management Shareholder shall be permitted to exercise its rights under Section
5.02 hereof (x) with respect to the Initial Public Offering and (y) until such time as the Percentage Ownership of the Institutional Shareholders and their Permitted Transferees shall be less than 50% of their aggregate Initial Ownership of Company Equity Securities and (B) in each Public Offering following the Initial Public Offering, such Management Shareholder shall be entitled to transfer a number of shares of After Acquired Securities not exceeding such Management Shareholder's Pro Rata Portion of After Acquired Securities.

     (b) The provisions of Section 3.05(a) shall terminate upon a Change of Control.


                                   ARTICLE 4
    TAG-ALONG RIGHTS; DRAG-ALONG RIGHTS; PREEMPTIVE RIGHTS;
                             RIGHTS OF FIRST OFFER

     SECTION 4.01. Rights to Participate in Transfer. (a) Subject to and after compliance with Section 4.04, if any Institutional Shareholder (the "Selling Person") proposes to transfer any shares (or securities) of a class of Company Equity Securities (other than transfers of shares (or securities)) of such class (i) in a Public Offering or pursuant to Rule 144 after an Initial Public Offering, (ii) to any Permitted Transferee of such Shareholder or (iii) up to 2.5% in the aggregate of such Institutional Shareholder's Initial Ownership of such class (such percentage, the "Free Percentage")), in a transaction otherwise permitted by Article 3 hereof, (a "Tag-Along Sale"), the other Shareholders may, at their option, elect to exercise their rights under this
Section 4.01 (each such Shareholder, a "Tagging Person"). In the event of such a proposed transfer, the Selling Person shall provide each other Shareholder written notice of the terms and conditions of such proposed transfer ("Tag-Along Notice") and offer each Tagging Person the opportunity to participate in such sale. The Tag-Along Notice shall identify the number of shares (or securities) of such class of Company Equity Securities subject to the offer ("Tag-Along Offer"), the cash price at which the transfer is proposed to be made, and all other material terms and conditions of the Tag-Along Offer, including the form of the proposed agreement, if any. From the date of the Tag-Along Notice, each Tagging Person shall have the right (a "Tag-Along Right"), exercisable by written notice ("Section 4.01 Response Notice") given to the Selling Person within 15 days (the "Tag-Along Notice Period"), to request that the Selling Person include in the proposed transfer the number shares (or securities) of such class of Company Equity Securities held by such Tagging Person as is specified in such notice; provided that if the aggregate number of shares (or securities) of such class of Company Equity Securities proposed to be sold by the Selling Person and all Tagging Persons in such transaction exceeds the number of shares (or securities) of such class of Company Equity Securities which can be sold on the terms and conditions set forth in the Tag-Along Notice, then only the Tag-Along Portion of Company Equity Securities of the Selling Person and each Tagging Person shall be sold pursuant to the Tag-Along Offer. In the event the Selling Person shall propose to transfer a number of shares (or securities) of such class in excess of the Free Percentage, the Tag-Along Portion shall be calculated with respect to all of the shares (or securities) of such class proposed to be transferred by the Selling Person. If the Tagging Persons exercise their Tag-Along Rights hereunder, each Tagging Person shall deliver to the Selling Person, together with its Section 4.01 Response Notice, the certificate or certificates representing the shares (or securities) of such class of Company Equity Securities such Tagging Person to be included in the transfer, together with a limited power-of-attorney authorizing the Selling Person to transfer such shares (or securities) on the terms set forth in the Tag-Along Notice. Delivery of such certificate or certificates representing the shares (or securities) of such class of Company Equity Securities to be transferred and the limited power-of-attorney authorizing the Selling Person to transfer such shares (or securities) shall constitute an irrevocable acceptance of the Tag-Along Offer by such Tagging Persons. If, at the end of a 120-day period after such delivery, the Selling Person has not completed the transfer of all such shares (or securities) for at least 95% of the cash price set forth in the Tag-Along Offer and otherwise on substantially the same terms and conditions set forth in the Tag- Along Notice, the Selling Person shall return to each Tagging Person the limited power-of-attorney (and all copies thereof) together with all certificates representing the shares (or securities) which such Tagging Person delivered for transfer pursuant to this Section 4.01.

     (b) Concurrently with the consummation of the Tag-Along Sale, the Selling Person shall notify the Tagging Persons thereof, shall remit to the Tagging Persons the total consideration (by bank or certified check or wire transfer) for the shares (or securities) of the class of Company Equity Securities of the Tagging Persons transferred pursuant thereto, and shall, promptly after the consummation of such Tag-Along Sale furnish such other evidence of the completion and time of completion of such transfer and the terms thereof as may be reasonably requested by the Tagging Persons.

     (c) If at the termination of the Tag-Along Notice Period any Tagging Person shall not have elected to participate in the Tag-Along Sale, such Tagging Person will be deemed to have waived its rights under Section 4.01(a) with respect to the transfer of its securities pursuant to such Tag-Along Sale.

     (d) If any Tagging Person declines to exercise its Tag-Along Rights or elects to exercise its Tag-Along Rights with respect to less than such Tagging Person's Tag-Along Portion, the Selling Person shall be entitled to transfer, pursuant to the Tag-Along Offer, a number of shares (or securities) of such class of Company Equity Securities held by the Selling Person equal to the number of such shares (or securities) constituting the portion of such Tagging Person's Tag- Along Portion with respect to which Tag-Along Rights were not exercised.

     (e) The Selling Person may sell, on behalf of itself and any Tagging Person who exercises the Tag-Along Rights pursuant to this Section 4.01, the shares (or securities) of such class of Company Equity Securities subject to the Tag-Along Offer on the terms and conditions set forth in the Tag-Along Notice (provided that the cash price payable in any such sale may exceed the cash price specified in the Tag-Along Notice by up to 10%) within 120 days of the date on which Tag-Along Rights shall have been waived, exercised or expire.

     (f) The provisions of this Section 4.01 shall terminate upon one or more Public Offerings of Common Stock yielding aggregate gross proceeds to the Company of at least $75,000,000.

     SECTION 4.02. Right to Compel Participation in Certain Transfers. (a) If
(i) all the Institutional Shareholders acting together propose to transfer not less than 50% of their Initial Ownership of a class of Company Equity Securities to a Third Party in a bona fide sale or (ii) all the Institutional Shareholders acting together propose a transfer in which the shares (or securities) of the class of Company Equity Securities to be transferred by the Institutional Shareholders and their Permitted Transferees constitute more than 50% of the outstanding shares (or securities) of such class or (iii) (x) either the CVC Entities or the MMI Entities and (y) the DLJMB Entities, acting together, propose to transfer 100% of their LMS Preferred Stock at a price equal to or greater than the par value plus accrued by unpaid dividends (a "Section 4.02 Sale"), such Institutional Shareholders, as the case be, may at their option require (or in the case of a Section 4.02 Sale of LMS Preferred Stock, shall require) all other Shareholders (w) to sell the Subject Securities ("Drag-Along Rights") then held by every other Shareholder, and (x) in the case of a Section 4.02 Sale of LMS Preferred Stock, to sell such number of Warrants as the DLJMB Entities deem necessary to sell the LMS Preferred Stock or (y) (subject to and at the closing of the Section 4.02 Sale) to exercise all, but not less than all, of the Derivatives held by every other Shareholder and to sell all of the shares of Common Stock received upon such exercise to such Third Party, for the same consideration per share and otherwise on the same terms and conditions as such Institutional Shareholders; provided that any other Shareholder who holds Derivatives the exercise price per share of which is greater than the per share price at which the shares of Common Stock are to be sold to the Third Party may, if required by the relevant Institutional Shareholders to exercise such Derivatives, in place of such exercise, submit to irrevocable cancellation thereof without any liability for payment of any exercise price with respect thereto. In the event the Section 4.02 Sale is not consummated with respect to any shares acquired upon exercise of such Derivatives, or the Section 4.02 Sale is not consummated, such Derivatives shall be deemed not to have been exercised or canceled, as applicable. The relevant Institutional Shareholders shall provide written notice of such
Section 4.02 Sale to the other Shareholders (a "Section 4.02 Notice") not later than the 15th day prior to the proposed Section 4.02 Sale. The Section 4.02 Notice shall identify the transferee, the number of shares of the Subject Securities, the consideration for which a transfer is proposed to be made (the "Section 4.02 Sale Price") and all other material terms and conditions of the
Section 4.02 Sale. The number of shares of such class of Company Equity Securities and/or LMS Preferred Stock to be sold by each other Shareholder will be the Drag-Along Portion of the shares of such class of Company Equity Securities and/or LMS Preferred Stock that such other Shareholder owns. Each other Shareholder shall be required to participate in the Section 4.02 Sale on the terms and conditions set forth in the Section 4.02 Notice and to tender all its Subject Securities as set forth below. The price payable in such transfer shall be the Section 4.02 Sale Price. Not later than the 10th day following the date of the Section 4.02 Notice (the "Section 4.02 Notice Period"), each of the other Shareholders shall deliver to a representative of the Company designated in the Section 4.02 Notice certificates, and in the case of Warrants, the applicable instrument, representing all Subject Securities held by such other Shareholder, duly endorsed, together with all other documents required to be executed in connection with such Section 4.02 Sale or, if such delivery is not permitted by applicable law, an unconditional agreement to deliver such Subject Securities pursuant to this Section 4.02 at the closing for such Section 4.02 Sale against delivery to such other Shareholder of the consideration therefor. If an other Shareholder should fail to deliver such certificates to the Company, the Company shall cause the books and records of the Company or LMS, as the case may be, to show that such Subject Securities are bound by the provisions of this Section 4.02 and that such Subject Securities shall be transferred to the purchaser of the Subject Securities immediately upon surrender for transfer by the holder thereof.

     (b) The relevant Institutional Shareholders shall have a period of 90 days from the date of receipt of the Section 4.02 Notice to consummate the Section
4.02 Sale on the terms and conditions set forth in such Section 4.02 Sale
Notice.

If the Section 4.02 Sale shall not have been consummated during such period, the Company shall return to each of the other Shareholders all certificates or other applicable instruments representing the relevant Equity Securities that such other Shareholder delivered for transfer pursuant hereto, together with any documents in the possession of the Company executed by the other Shareholder in connection with such proposed transfer, and all the restrictions on transfer contained in this Agreement or otherwise applicable at such time with respect to such Equity Securities owned by the other Shareholders shall again be in effect.

     (c) Concurrently with the consummation of the transfer of the relevant Equity Securities pursuant to this Section 4.02, the Company shall give notice thereof to all Shareholders, shall remit to each of the Shareholders who have surrendered their certificates the total consideration (by bank or certified check) for such Equity Securities transferred pursuant hereto and shall furnish such other evidence of the completion and time of completion of such transfer and the terms thereof as may be reasonably requested by such Shareholders.

     SECTION 4.03. Preemptive Rights. (a) The Company shall provide each Shareholder with a written notice (a "Section 4.03 Notice") of any proposed issuance by the Company of Company Equity Securities at least 10 Business Days prior to the proposed issuance date. Such notice shall specify the price at which the Company Equity Securities are to be issued and the other material terms of the issuance. Each Shareholder shall be entitled to purchase such Shareholder's Section 4.03 Portion of the Company Equity Securities proposed to be issued (which, in the case of a purchase by Management Shareholders of Common Stock, shall be non-voting Class B Common Stock). A Shareholder may exercise its rights under this Section 4.03 by delivering written notice of its election to purchase Company Equity Securities to the Company and each other Shareholder within 5 Business Days of receipt of the Section 4.03 Notice. A delivery of such a written notice (which notice shall specify the number of shares (or amount) of Company Equity Securities to be purchased by the Shareholder submitting such notice) by such Shareholder shall constitute a binding agreement of such Shareholder to purchase at the price and on the terms specified in the Section 4.03 Notice, the number of shares (or amount) of Company Equity Securities specified in such Shareholder's written notice. In the event the Company Equity Securities proposed to be issued by the Company are not Common Stock, Preferred Stock or Warrants, it shall be a condition to the consummation of the purchase of such Company Equity Securities pursuant to this Section 4.03 by any Shareholder that such Shareholder shall execute an amendment of this Agreement on the terms consistent with this Agreement reasonably satisfactory to the Company and the other Shareholders.

     (b) In the event any Shareholder declines to exercise its preemptive rights under this Section 4.03 or elects to exercise such rights with respect to less than such Shareholder's Section 4.03 Portion, each other Shareholder shall be entitled to purchase from the Company its pro rata portion of equity securities constituting the Section 4.03 Portion with respect to which such Shareholder shall not have exercised its preemptive rights.

     (c) In the case of any issuance of Company Equity Securities, the Company shall have 90 days from the date of the Section 4.03 Notice to consummate the proposed issuance of any or all of such securities which the Shareholders have not elected to purchase at the price and upon terms that are not materially less favorable to the Company than those specified in the Section 4.03 Notice. At the consummation of such issuance, the Company shall issue certificates representing the securities to be purchased by each Shareholder exercising preemptive rights pursuant to this Section 4.03 registered in the name of such Shareholder, against payment by such Shareholder of the purchase price for such securities. If the Company proposes to issue securities after such 90-day period, it shall again comply with the procedures set forth in this Section.

     (d) Notwithstanding the foregoing, no Shareholder shall be entitled to purchase Company Equity Securities as contemplated by this Section 4.03 in connection with issuances of Company Equity Securities (i) to employees of the Company or any Subsidiary pursuant to employee benefit plans or arrangements approved by the Board (including upon the exercise of employee stock options),
(ii) in connection with any bona fide, arm's-length restructuring of outstanding debt of the Company or any Subsidiary, (iii) in connection with any bona fide, arm's-length direct or indirect merger, acquisition or similar transaction or (iv) pursuant to a Public Offering. The Company shall not be under any obligation to consummate any proposed issuance of Company Equity Securities, regardless of whether it shall have delivered a Section 4.03 Notice in respect of such proposed issuance.

     (e) The Company will use its reasonable best efforts to provide the
Section 4.03 Notice at least 15 Business Days prior to any proposed issuance of Company Equity Securities. In the event it is impracticable to provide the
Section 4.03 Notice at least 15 Business Days prior to such issuance, any Shareholder may offer to finance or arrange to finance the purchase by any other Shareholder of such other Shareholder's Section 4.03 Portion and such financing or arranging Shareholder shall be entitled to receive as compensation for such services reasonable and customary fees and expenses. No Shareholder shall be under any obligation to provide or arrange such financing for any other Shareholder.

     (f) Any Institutional Shareholder may assign to any of its Permitted Transferees its rights under this Section 4.03 provided that (i) such Permitted Transferee grants to such Institutional Shareholder an irrevocable power of attorney and proxy authorizing such Institutional Shareholder to act for all purposes on behalf of such Permitted Transferee in connection with any matters relating to the Company and (ii) the exercise of the rights under this Section
4.03 by such Permitted Transferee is permitted under applicable law.

     SECTION 4.04. Rights of First Offer. If any Shareholder desires to transfer any Company Equity Securities to any Third Party as permitted by
Section 3.04(a)(i), such Shareholder (the "Section 4.04 Seller") shall give written notice (an "Initial Section 4.04 Offer Notice") to the Company and the non- transferring Shareholders that such Section 4.04 Seller desires to effect such a transfer (a "Section 4.04 Sale") and setting forth the number of Company Equity Securities proposed to be transferred by the Section 4.04 Seller, the consideration per share or Warrant that such Section 4.04 Seller proposes to be paid for such Company Equity Securities (the "Section 4.04 Sale Price") and any other material terms sought by the Section 4.04 Seller.

     (a) The giving (pursuant to Section 7.05) of an Initial Section 4.04 Offer Notice to the Company and each non-transferring Shareholder shall constitute an offer (the "Initial Section 4.04 Offer") by such Section 4.04 Seller to sell to each non-transferring Shareholder for cash on the terms set forth in the Initial Section 4.04 Offer Notice the Company Equity Securities subject to the
Section 4.04 Sale at the Section 4.04 Sale Price. Each Shareholder receiving an Initial Section 4.04 Offer shall have a 30-day period (the "Initial Order Period") in which to accept such offer as to all of such Shareholder's Pro Rata Portion by giving a written notice of acceptance to such Section 4.04 Seller (together with a copy thereof to the Company) prior to the expiration of such 30-day period.

     If every Shareholder receiving an Initial Section 4.04 Offer Notice does not elect to purchase Company Equity Securities in such Initial Section 4.04 Offer, the Section 4.04 Seller shall not be required to sell any Company Equity Securities accepted pursuant to the Initial Section 4.04 Offer, but shall, within 5 days of the expiration of the Initial Order Period, provide written notice to all Shareholders that did accept the Initial Section 4.04 Offer, informing them that they have the right to increase the number of Company Equity Securities that they accepted pursuant to the Initial Section 4.04 Offer (the "Second Section 4.04 Offer"). Each such Shareholder will then have a 5-day period (the "Second Order Period") in which to accept such offer as to all of such Shareholder's portion of the Company Equity Securities not accepted pursuant to the Initial Section 4.04 Offer (on the basis of such Shareholder's Pro Rata Portion (as defined below) compared to the Pro Rata Portion of all other Shareholders receiving the Second Section 4.04 Offer) plus any additional portion not accepted by any other Shareholder during the Second Order Period by giving written notice of acceptance to the Section 4.04 Seller prior to the expiration of such 5-day period.

     If any Shareholder fails to notify the Section 4.04 Seller or the Company prior to the expiration of the Initial Order Period or the Second Order Period, as applicable, referred to above, it will be deemed to have declined the
Section 4.04 Offer or Second Section 4.04 Offer, as applicable.

     For purposes of this Section 4.04 only, "Pro Rata Portion" means that fraction that results from dividing (i) the number of relevant Company Equity Securities, on a Fully Diluted basis, that such non-transferring Shareholder beneficially owns (or, without duplication, has the right to acquire) by (ii) that number of shares of such Company Equity Securities, on a Fully Diluted basis, owned by all non-transferring Shareholders (or which, without duplication, they have the right to acquire).

     In the event any Shareholder declines (or is deemed to decline) to exercise its right of first offer with respect to the Company Equity Securities it is entitled to purchase under this Section 4.04, the Section 4.04 Seller shall immediately notify the Company thereof and the Company may, upon receipt of such notice, following the expiration of the Second Order Period, by giving notice of acceptance to such Section 4.04 Seller within five days of the expiration of the Second Order Period, exercise the right of first offer with respect to the number of shares of Company Equity Securities, which such Shareholder has not elected to purchase.

     (b) If Shareholders and/or the Company elect to purchase of all the Company Equity Securities subject to the Section 4.04 offer, the Shareholders and/or the Company, as the case may be, exercising their rights of first offer as to such shares shall purchase and pay, by bank or certified check, for all Company Equity Securities subject to the 4.04 Offer within a 10-day period of the date on which all Company Equity Securities subject to the right of first offer having been accepted; provided that if the purchase and sale of such Company Equity Securities is subject to any prior regulatory approval, subject to Section 4.04(d)(iv) the time period during which such purchase and sale may be consummated shall be extended until the expiration of five Business Days after all such approvals shall have been received.

     (c) Upon the earlier to occur of (i) full rejection of any Section 4.04 Offer by all recipients thereof, (ii) the expiration of any Order Period without Shareholders and/or the Company electing to purchase all the Company Equity

Securities subject to the Section 4.04 Offer, (iii) the deemed rejection of rights of first offer pursuant to Section 4.04(b) or (iv) the failure to obtain any required consent or regulatory approval for the purchase of the Company Equity Securities subject thereto within 45 days of full acceptance of any
Section 4.04 Offer, the Section 4.04 Seller shall have a 45-day period during which to effect a transfer of any or all of the Company Equity Securities subject to the Section 4.04 Sale on substantially the same or more favorable (as to the Section 4.04 Seller) terms and conditions as were set forth in the
Section 4.04 Offer Notice at a price in cash; provided that if the transfer is subject to regulatory approval, the 45-day period in which it may be consummated shall be extended until the expiration of five Business Days after all such approvals shall have been received. If the Section 4.04 Seller does not consummate the sale of the Company Equity Securities subject to the Section
4.04 Offer in accordance with the foregoing time limitations, such Shareholder may not prior to the third anniversary of the Closing Date sell any Company Equity Securities in accordance with Section 3.04(a)(i) without repeating the foregoing procedures.

     SECTION 4.05. Certain Rights.

     (a) Notwithstanding anything to the contrary set forth in the charter documents of LMS, LMS may, at its option, to the extent it shall have funds legally available for such payment, repurchase from the Institutional Shareholders, in whole but not in part, all shares of LMS Preferred Stock at any time at a repurchase price of 115.00% of the Liquidation Value (as defined in the Certificate of Designations of the LMS Preferred Stock) as of the date of repurchase thereof in cash, together with accrued and unpaid cash dividends thereon to the date fixed for such repurchase, without interest and such Institutional Shareholders agree to sell their shares of LMS Preferred Stock to LMS.

     (b) It is understood and agreed that the employment agreements or associated restricted stock purchase agreements between one or more Management Shareholders and the Company or any Subsidiary may contain provisions permitting or requiring, under certain circumstances, such Management Shareholders to sell to the Company or a Subsidiary, and permitting or requiring, under certain circumstances, the Company or such Subsidiary to purchase from such Management Shareholder, Company Equity Securities. Such provisions may, by the terms of such agreements, remain effective notwithstanding that the employment relationship created by such employment agreements has been terminated, in which event such provisions are deemed to be incorporated herein and made a part hereof, to the extent appropriate.

                                   ARTICLE 5
                              REGISTRATION RIGHTS

     SECTION 5.01. Demand Registration. (a) If the Issuer shall receive a written request by the DLJ Entities, the CVC Entities, or the MMI Entities or their respective Permitted Transferees (any such requesting Person, a "Selling Shareholder") that the Issuer effect the registration under the Securities Act of all or a portion of such Selling Shareholder's Registrable Securities, and specifying the intended method of disposition thereof, (x) in the case of a request with respect to Registrable Securities other than the LMS Preferred Stock following the earlier to occur of (i) the third anniversary of the Closing Date and (ii) the Initial Public Offering or (y) in the case of a request with respect to the LMS Preferred Stock (and, if applicable in connection therewith, Warrants, to the extent permitted in Section 5.01(f)), at any time following the Closing Date, then the Issuer shall promptly give written notice of such requested registration (a "Demand Registration") at least 10 days prior to the anticipated filing date of the registration statement relating to such Demand Registration to the other Shareholders and thereupon will use its best efforts to effect, as expeditiously as possible, the registration under the Securities Act of:

          (i) the Registrable Securities which the Issuer has been so requested to register by the Selling Shareholders, then held by the Selling Shareholders; and

          (ii) subject to the restrictions set forth in Section 5.02, all other Registrable Securities of the same type as that to which the request by the Selling Shareholders relates which any other Shareholder entitled to request the Issuer a Piggyback Registration (as such term is defined in Section 5.02) pursuant to Section 5.02 (all such Shareholders, together with the Selling Shareholders, the "Holders") has requested the Issuer to register by written request received by the Issuer within 5 days (one of which shall be a Business Day) after the receipt by such Holders of such written notice given by the Issuer, all to the extent necessary to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered; provided that, subject to Section 5.01(d) hereof, the Issuer shall not be obligated to effect more than (A) two Demand Registrations for the DLJ Entities, (B) one Demand Registration for each of (I) the CVC Entities and (II) the MMI Entities and (C) one Demand Registration for the DLJ Entities and the CVC Entities or the MMI Entities acting together with respect to Registrable Securities which consist only of LMS Preferred Stock (and, if applicable in connection therewith, Warrants to the extent permitted by Section 5.01(f)) and provided further that the Issuer shall not be obligated to effect a Demand Registration unless the aggregate proceeds expected to be received from the sale of the Registrable Securities requested to be included in such Demand Registration, in the reasonable opinion of the Board exercised in good faith, equals or exceeds
(x) $25,000,000 if such Demand Registration would constitute the Initial Public Offering, or (y) $25,000,000 in all other cases provided that if the Registrable Securities required to be registered have a fair market value of less than $25,000,000, the Issuer will be required to register such additional securities as necessary to meet the $25,000,000 minimum. In no event will the Issuer be required to effect more than one Demand Registration within any four-month period. In addition to the foregoing, with respect to the LMS Preferred Stock (and Warrants, to the extent permitted in Section 5.01(f)), the Issuer shall undertake to effect a Demand Registration at a later date on behalf of those Persons who purchase LMS Preferred Stock and Warrants pursuant to Rule 144A in lieu of the Demand Registration referred to in clause (C) above.

     (b) Promptly after the expiration of the 5-day period referred to in
Section 5.01(a)(ii) hereof, the Issuer will notify all the Holders to be included in the Demand Registration of the other Holders and the number of Registrable Securities requested to be included therein. The Selling Shareholders requesting a registration under Section 5.01(a) may, at any time prior to the effective date of the registration statement relating to such registration, revoke such request, without liability to any of the other Holders, by providing a written notice to the Issuer revoking such request, in which case such request, so revoked, shall be considered a Demand Registration unless such revocation arose out of the fault of the Issuer or unless the participating Shareholders reimburse the Issuer for all costs incurred by the Issuer in connection with such registration, in which case such request shall not be considered a Demand Registration.

     (c) The Issuer will pay all Registration Expenses in connection with any Demand Registration.

     (d) A registration requested pursuant to this Section 5.01 shall not be deemed to have been effected (i) unless the registration statement relating thereto (A) has become effective under the Securities Act and (B) has remained effective for a period of at least 180 days (or such shorter period in which all Registrable Securities of the Holders included in such registration have actually been sold thereunder); provided that if after any registration statement requested pursuant to this Section 5.01 becomes effective (x) such registration statement is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court and
(y) less than 75% of the Registrable Securities included in such registration statement has been sold thereunder, (ii) if the Maximum Offering Size (as defined below) is reduced in accordance with
Section 5.01(e) such that less than 66 2/3% of the Registrable Securities of the Selling Shareholders sought to be included in such registration are included or (iii) if as a result of other Shareholders effecting a Piggyback Registration, the Selling Shareholder is able to register less than 75% of the Registrable Securities it requested to be registered pursuant to its Demand Registration, such registration statement shall not be considered a Demand Registration.

     (e) If a Demand Registration involves an Underwritten Public Offering and the managing underwriter shall advise the Issuer and the Selling Shareholders that, in its view, (i) the number of shares of Registrable Securities requested to be included in such registration (including any securities which the Issuer proposes to be included which are not Registrable Securities) or (ii) the inclusion of some or all of the shares of Registrable Securities owned by the Holders, in any such case, exceeds the largest number of shares which can be sold without having an adverse effect on such offering, including the price at which such shares can be sold (the "Maximum Offering Size"), the Issuer will include in such registration, in the priority listed below, up to the Maximum Offering Size:

               (A) first, all Registrable Securities requested to be registered by the parties requesting such Demand Registration and all Registrable Securities requested to be included in such registration by any other Holder (allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among such Holders on the basis of the relative number of Registrable Securities so requested to be included in such registration); and

               (B) second, any securities proposed to be registered by the Issuer.

     (f) If, in connection with any Demand Registration pursuant to Section
5.01 with respect to the LMS Preferred Stock, any Selling Shareholder shall seek to transfer any Warrants together with shares of LMS Preferred Stock, the Issuer shall at the request of any such Shareholder effect a registration of such Warrants to which the provisions of this Article 5 shall apply mutatis mutandis and a registration, pursuant to a shelf registration statement, so as to permit the resale of the shares of Common Stock for which any Warrants so transferred may be exercisable. The Issuer shall maintain effective any such shelf registration statement for so long as any Warrants remain outstanding, and take all actions necessary to permit resale of such Common Stock as may be required by applicable state securities laws.

     (g) Upon written notice to each Selling Shareholder, the Issuer may postpone effecting a registration pursuant to this Section 5.01 on one occasion during any period of six consecutive months for a reasonable time specified in the notice but not exceeding 90 days (which period may not be extended or renewed), if (1) an investment banking firm of recognized national standing shall advise the Issuer and the Selling Shareholders in writing that effecting the registration would materially and adversely affect an offering of securities of such Issuer the preparation of which had then been commenced or
(2) the Issuer is in possession of material non-public information the disclosure of which during the period specified in such notice the Issuer believes, in its reasonable judgment, would not be in the best interests of the Issuer.

     SECTION 5.02. Piggyback Registration. (a) If the Company proposes to register any of its Registrable Securities under the Securities Act (including pursuant to a Demand Registration), whether or not for sale for its own account, it will each such time, subject to the provisions of Section 5.02(b) hereof, give prompt written notice at least 5 days prior to the anticipated filing date of the registration statement relating to such registration to all Shareholders and their respective Permitted Transferees (or, in the case of a Demand Registration, to all other Shareholders), which notice shall set forth such Shareholders' rights under this Section 5.02 and shall offer all Shareholders the opportunity to include in such registration statement such number of shares of the relevant Registrable Securities as each such Shareholder may request (a "Piggyback Registration"). Upon the written request of any such Shareholder made within 2 days (one of which shall be a Business
Day) after the receipt of notice from the Company (which request shall specify the number of shares of Registrable Securities intended to be disposed of by such Shareholder), the Company will use its reasonable best efforts to effect the registration under the Securities Act of all shares of Registrable Securities which the Company has been so requested to register by such Shareholders, to the extent requisite to permit the disposition of the shares of Registrable Securities so to be registered; provided that (i) if such registration involves an Underwritten Public Offering, all such Shareholders requesting to be included in the Company's registration must sell their Registrable Securities to the underwriters selected as provided in Section 5.04(f) on the same terms and conditions as apply to the Company, or the Selling Shareholder, as applicable, and (ii) if, at any time after giving written notice of its intention to register any stock pursuant to this Section 5.02(a) and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such stock, the Company shall give written notice to all such Shareholders and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration. No registration effected under this Section 5.02 shall relieve the Company of its obligations to effect a Demand Registration to the extent required by Section 5.01 hereof. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 5.02.

     (b) If a registration pursuant to this Section 5.02 involves an Underwritten Public Offering (other than in the case of an Underwritten Public Offering requested by a Selling Shareholder in a Demand Registration, in which case the provisions with respect to priority of inclusion in such offering set forth in Section 5.01(e) shall apply) and the managing underwriter advises the Company that, in its view, the number of shares of Registrable Securities which the Company and the selling Shareholders intend to include in such registration exceeds the Maximum Offering Size, the Company will include in such registration, in the following priority, up to the Maximum Offering Size:

          (i) first, so much of the Registrable Securities proposed to be registered for the account of the Company as would not cause the offering to exceed the Maximum Offering Size; and

          (ii) second, all Registrable Securities requested to be included in such registration by any Shareholder pursuant to Section 5.02 (allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among such Shareholders on the basis of the relative number of shares of Registrable Securities so requested to be included in such registration).

     SECTION 5.03. Holdback Agreements. With respect to each and every firmly underwritten Public Offering, each Shareholder agrees and their Permitted Transferees will agree not to offer or sell any shares of Registrable Securities (except for shares of Registrable Securities, if any, sold in that Public Offering) during the 14 days prior to the effective date of the applicable registration statement for a public offering of shares of Registrable Securities (except as part of such registration) and during the period after such effective date equal to the lesser of: (i) 180 days or (ii) any such shorter period as the Company and the lead managing underwriter of an Underwritten Public Offering agree (such lesser period, the "Applicable Holdback Period").

     SECTION 5.04. Registration Procedures. Whenever Shareholders request that any Registrable Securities be registered pursuant to Section 5.01 or 5.02 hereof, the Issuer will, subject to the provisions of such Sections, use its reasonable best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof as quickly as practicable, and in connection with any such request:

     (a) The Issuer will as expeditiously as possible prepare and file with the SEC a registration statement on any form selected by counsel for the Company or LMS and which form shall be available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and use its reasonable best efforts to cause such filed registration statement to become and remain effective for a period of not less than 180 days (or such shorter period in which all of the Registrable Securities of the Holders included in such registration statement shall have actually been sold thereunder).

     (b) The Issuer will, if requested, prior to filing a registration statement or prospectus or any amendment or supplement thereto, furnish to each Shareholder and each underwriter, if any, of the Registrable Securities covered by such registration statement copies of such registration statement as proposed to be filed, and thereafter the Issuer will furnish to such Shareholder and underwriter, if any, such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such Shareholder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Shareholder. Each Shareholder shall have the right to request that the Issuer modify any information contained in such registration statement, amendment and supplement thereto pertaining to such Shareholder and the Issuer shall use its reasonable best efforts to comply with such request, provided that the Issuer shall not have any obligation to so modify any information if so doing would cause the prospectus to contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

     (c) After the filing of the registration statement, the Issuer will (i) cause the related prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, (ii) comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement or supplement to such prospectus and (iii) promptly notify each Shareholder holding Registrable Securities covered by such registration statement of any stop order issued or threatened by the SEC or any state securities commission under state blue sky laws and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

          (d) The Issuer will use its reasonable best efforts to (i) register or qualify the Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions in the United States as any Shareholder holding such Registrable Securities reasonably (in light of such Shareholder's intended plan of distribution) requests and (ii) cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Issuer and do any and all other acts and things that may be reasonably necessary or advisable to enable such Shareholder to consummate the disposition of the Registrable Securities owned by such Shareholder; provided that the Issuer will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (d), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction.

     (e) The Issuer will immediately notify each Shareholder holding such Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and promptly prepare and make available to each such Shareholder and file with the SEC any such supplement or amendment.

     (f) In connection with any Demand Registration the Issuer shall appoint the underwriter or underwriters chosen by the Institutional Shareholder making the Demand Registration. The Issuer will enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities, including the engagement of a "qualified independent underwriter" in connection with the qualification of the underwriting arrangements with the NASD.

     (g) Upon execution of confidentiality agreements in form and substance reasonably satisfactory to the Issuer, the Issuer will make available for inspection by any Shareholder and any underwriter participating in any disposition pursuant to a registration statement being filed by the Issuer pursuant to this Section 5.04 and any attorney, accountant or other professional retained by any such Shareholder or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Issuer (collectively, the "Records") as shall be reasonably requested by any such Person, and cause the Issuer's officers, directors and employees to supply all information reasonably requested by any Inspectors in connection with such registration statement.

     (h) The Issuer will furnish to each such Shareholder and to each such underwriter, if any, a signed counterpart, addressed to such underwriter and the participating Shareholders, of (i) an opinion or opinions of counsel to the Issuer and (ii) a comfort letter or comfort letters from the independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as a majority of such Shareholders or the managing underwriter therefor reasonably requests.

          (i) The Issuer will otherwise use its reasonable best efforts to comply all applicable rules and regulations of the SEC and the relevant state sky commissions, and make available to its securityholders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

          (j) The Issuer may require each such Shareholder to promptly furnish in writing to the Issuer information regarding the distribution of the Registrable Securities as the Issuer may from time to time reasonably request and such other information as may be legally required in connection with such registration.

          (k) Each such Shareholder agrees that, upon receipt of any notice from the Issuer of the happening of any event of the kind described in
     Section 5.04(e) hereof, such Shareholder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Shareholder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 5.04(e) hereof, and, if so directed by the Issuer, such Shareholder will deliver to the Issuer all copies, other than any permanent file copies then in such Shareholder's possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. In the event that the Issuer shall give such notice, the Issuer shall extend the period during which such registration statement shall be maintained effective (including the period referred to in Section 5.04(a) hereof) by the number of days during the period from and including the date of the giving of notice pursuant to Section 5.04(e) hereof to the date when the Issuer shall make available to such Shareholder a prospectus supplemented or amended to conform with the requirements of Section 5.04(e) hereof.

     SECTION 5.05. Indemnification by the Issuer. The Issuer agrees to indemnify and hold harmless each Shareholder holding Registrable Securities covered by a registration statement, its officers, directors, employees, partners and agents, and each Person, if any, who controls such Shareholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (and officers, directors, employees, partners and agents of such controlling Persons) from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities (as amended or supplemented if the Issuer shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission so made in strict conformity with information furnished in writing to the Issuer by such Shareholder or on such Shareholder's behalf expressly for use therein; provided that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, or in any prospectus, as the case may be, the indemnity agreement contained in this paragraph shall not apply to the extent that any such loss, claim, damage, liability or expense results from the fact that a current copy of the prospectus (or, in the case of a prospectus, the prospectus as amended or supplemented) was not sent or given to the Person asserting any such loss, claim, damage, liability or expense at or prior to the written confirmation of the sale of the Registrable Securities concerned to such Person if it is determined that the Issuer has provided such current copy of such prospectus (or such amended or supplemented prospectus, as the case may be) to such Shareholder in a timely manner prior to such sale and it was the responsibility of such Shareholder under the Securities Act to provide such Person with a current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) and such current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) would have cured the defect giving rise to such loss, claim, damage, liability or expense. The Issuer also agrees to indemnify any underwriters of the Registrable Securities, their officers and directors and each person who controls such underwriters on substantially the same basis as that of the indemnification of the Shareholders provided in this
Section 5.05.

     SECTION 5.06. Indemnification by Participating Shareholders. Each Shareholder holding Registrable Securities included in any registration statement agrees, severally but not jointly, to indemnify and hold harmless the Issuer, officers, directors and agents and each Person (other than such Shareholder) if any, who controls the Issuer within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Issuer to such Shareholder, but only
(i) with respect to information furnished in writing by such Shareholder or on such Shareholder's behalf expressly for use in any registration statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus or (ii) to the extent that any loss, claim, damage, liability or expense described in Section 5.05 results from the fact that a current copy of the prospectus (or, in the case of a prospectus, the prospectus as amended or supplemented) was not sent or given to the Person asserting any such loss, claim, damage, liability or expense at or prior to the written confirmation of the sale of the Registrable Securities concerned to such Person if it is determined that it was the responsibility of such Shareholder to provide such Person with a current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) and such current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) would have cured the defect giving rise to such loss, claim, damage, liability or expense. Each such Shareholder shall be prepared, if required by the underwriting agreement, to indemnify and hold harmless underwriters of the Registrable Securities, their officers and directors and each person who controls such underwriters on substantially the same basis as that of the indemnification of the Issuer provided in this Section 5.06. As a condition to including Registrable Securities in any registration statement filed in accordance with Article 5 hereof, the Issuer or LMS, as the case may be, may require that it shall have received an undertaking reasonably satisfactory to it from any underwriter to indemnify and hold it harmless to the extent customarily provided by underwriters with respect to similar securities.

     No Shareholder shall be liable under Section 5.06 for any damage thereunder in excess of the net proceeds realized by such Shareholder in the sale of the Registrable Securities of such Shareholder.

     SECTION 5.07. Conduct of Indemnification Proceedings. In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to this Article 5, such Person (an "Indemnified Party") shall promptly notify the Person against whom such indemnity may be sought (the "Indemnifying Party") in writing and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all fees and expenses; provided that the failure of any Indemnified Party so to notify the Indemnifying Party shall not relieve the Indemnifying Party of its obligations hereunder except to the extent that the Indemnifying Party is materially prejudiced by such failure to notify. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) in the reasonable judgment of such Indemnified Party representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by the Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any and all losses, claims, damages, liabilities and expenses or liability (to the extent stated above) by reason of such settlement or judgment. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such proceeding.

     SECTION 5.08. Contribution. If the indemnification provided for in this
Article 5 is held by a court of competent jurisdiction to be unavailable to the Indemnified Parties in respect of any losses, claims, damages or liabilities referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities
(i) as between the Issuer and the Shareholders holding Registrable Securities covered by a registration statement and their related Indemnified Parties on the one hand and the underwriters and their related Indemnified Parties on the other, in such proportion as is appropriate to reflect the relative benefits received by the Issuer and such Shareholders on the one hand and the underwriters on the other, from the offering of the Shareholders' Registrable Securities, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Issuer and such Shareholders on the one hand and of such underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations and (ii) as between the Issuer and their related Indemnified Parties on the one hand and each such Shareholder and their related Indemnified Parties on the other, in such proportion as is appropriate to reflect the relative fault of the Issuer and of each such Shareholder in connection with such statements or omissions, as well as any other relevant equitable considerations. The relative benefits received by the Issuer and such Shareholders on the one hand and such underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Issuer and such Shareholders bear to the total underwriting discounts and commissions received by such underwriters, in each case as set forth in the table on the cover page of the prospectus. The relative fault of the Issuer and such Shareholders on the one hand and of such underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer and such Shareholders or by such underwriters. The relative fault of the Issuer on the one hand and of each such Shareholder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Issuer and the Shareholders agree that it would not be just and equitable if contribution pursuant to this Section 5.08 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 5.08 no underwriter shall be required to contribute any amount in excess of the underwriting discount applicable to securities purchased by such underwriter in such offering, less the aggregate amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no Shareholder shall be required to contribute any amount in excess of the amount by which the net proceeds realized on the sale of the Registrable Securities of such Shareholder exceeds the amount of any damages which such Shareholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Each Shareholder's obligation to contribute pursuant to this Section 5.08 is several in the proportion that the proceeds of the offering received by such Shareholder bears to the total proceeds of the offering received by all such Shareholders and not joint.

     SECTION 5.09. Participation in Public Offering. No Person may participate in any Underwritten Public Offering hereunder unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and the provisions of this Agreement in respect of registration rights.

     SECTION 5.10. Cooperation by the Issuer. In the event any Shareholder shall transfer any Registrable Securities pursuant to Rule 144A under the Securities Act, the Issuer shall cooperate, to the extent commercially reasonable, with such Shareholder and shall provide to such Shareholder such information as such Shareholder shall reasonably request.

     SECTION 5.11. No Transfer of Registration Rights. None of the rights of Shareholders under this Article 5 shall be assignable by any Shareholder to any Person acquiring securities of such Shareholder in any Public Offering or pursuant to Rule 144A of the Securities Act.


                                   ARTICLE 6
                        CERTAIN COVENANTS AND AGREEMENTS

     SECTION 6.01. Confidentiality. (a) Each Shareholder hereby agrees that Confidential Information (as defined below) furnished and to be furnished to it was and will be made available in connection with such Shareholder's investment in the Issuer. Each Shareholder acknowledges and agrees that it will not disclose any Confidential Information to any Person; provided that Confidential Information may be disclosed (i) to such Shareholder's Representatives (as defined below) in the normal course of the performance of their duties or to any financial institution providing credit to such Shareholder, (ii) to the extent required by applicable law, rule or regulation (including complying with any oral or written questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process to which a Shareholder is subject; provided that such Shareholder gives the Issuer prompt notice of such request(s), to the extent practicable, so that the Issuer may seek an appropriate protective order or similar relief), (iii) to any Person to whom such Shareholder is contemplating a transfer of its Equity Securities (provided that such transfer would not be in violation of the provisions of this Agreement and as long as such potential transferee is advised of the confidential nature of such information and agrees to be bound by a confidentiality agreement in form and substance satisfactory to the Issuer (it being understood that a confidentiality agreement consistent with the provisions hereof shall be satisfactory to the Issuer)) or (iv) to any regulatory authority to which the shareholder or any of its affiliates is subject of with which it has regular dealings if the prior written consent of the Board shall have been obtained. Nothing contained herein shall prevent the use (subject, to the extent possible, to a protective order) of Confidential Information in connection with the assertion or defense of any claim by or against the Issuer or any Shareholder. The Company will furnish to directors of the Company, as soon as they become prepared on a regular basis, monthly management accounts in such form and containing such information as the Board shall specify.

     (b) "Confidential Information" means any information concerning the Issuer and Persons which are or become its subsidiaries or the financial condition, business, operations or prospects of the Issuer and Persons which are or become its subsidiaries in the possession of or furnished to any Shareholder (including, without limitation by virtue of its present or former right to designate a director of the Issuer); provided that the term "Confidential Information" does not include information which (i) is or becomes generally available to the public other than as a result of a disclosure by a Shareholder or its partners, directors, officers, employees, agents, counsel, investment advisers or representatives (all such persons being collectively referred to as "Representatives") in violation of the Subscription Agreement or this Agreement, (ii) is or was available to such Shareholder on a nonconfidential basis prior to its disclosure to such Shareholder or its Representatives by the Issuer or (iii) was or becomes available to such Shareholder on a non-confidential basis from a source other than the Issuer, provided that such source is or was at the time of receipt of the relevant information not, to the best of such Shareholder's knowledge, bound by a confidentiality agreement with the Issuer or another Person.

     SECTION 6.02. Reports. The Issuer will furnish the Institutional Shareholders with the quarterly and annual financial reports that the Company is required to file with the Securities and Exchange Commission pursuant to
Section 13 or Section 15(d) of the Exchange Act promptly after the filing thereof or, in the event the Company is not required to file such reports, quarterly and annual reports containing the same information as would be required in such reports on the date that such reports would otherwise be filed.

     SECTION 6.03. Limitations on Subsequent Registration. The Issuer shall not enter into any agreement with any holder or prospective holder of any securities of the Issuer (a) that would allow such holder or prospective holder to include such securities in any registration filed pursuant to Section 5.01 or 5.02 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities would not reduce the amount of the Registrable Securities of the Shareholders included therein or (b) on terms otherwise more favorable than this Agreement.

     SECTION 6.04. Exclusive Financial Advisor and Investment Banking Advisor. As set forth in the Engagement Letter between Donaldson, Lufkin & Jenrette Securities Corporation ("DLJSC") and the Company dated March 5, 1998 (the "Engagement Letter"), during the period from and including the date hereof through and including the date on which the Bridge Notes held by affiliates of DLJ Bridge Finance, Inc. are no longer outstanding DLJSC or any Affiliate that DLJMB may choose in its sole discretion, shall be engaged as the exclusive financial advisor and investment banker for the Issuer on financial and other terms customary in the industry to be agreed between the Issuer and DLJSC. Any amendment to the terms of the Engagement Letter will be subject to Section 2.05(vi) herein.

     SECTION 6.05. Regulatory Co-operation. In the event that MMI determines that it has a Regulatory Problem (as defined below), the Company shall take all such actions as are reasonably requested by MMI in order to (a) effectuate and facilitate any transfer by MMI of any securities of the Company then held by MMI to (x) any Affiliate designated by MMI or (y) any single Person other than an Adverse Person with the consent of the other Institutional Shareholders provided any transferee shall have agreed in writing to be bound by the terms of this Agreement and any transfer pursuant to clause (y) shall be subject to
Section 4.04, (b) permit MMI (or any of its affiliates) to exchange all or any portion of any voting security then held by it on a share-for-share basis for shares of a nonvoting security of the Company, which nonvoting security shall be identical in all respects to the voting security exchanged for it, except that it shall be nonvoting and shall be convertible into a voting security on such terms as are requested by MMI in light of regulatory consideration then prevailing (so long as no such terms change the economic or voting relations contemplated on the date of this Investors Agreement) and (c) amend this Agreement, the Company's articles of incorporation, bylaws and any other related documents to effectuate and reflect the foregoing. For purposes of this Section, a "Regulatory Problem" means any set of facts or circumstances wherein it has been asserted by any Governmental Body (or MMI believes that there is a substantial risk of such assertion) that MMI is not entitled to hold, or exercise any significant right with respect to, the securities of the Company then held by MMI.

                                   ARTICLE 7
                                 MISCELLANEOUS

     SECTION 7.01. Entire Agreement. This Agreement, the Subscription Agreement and any employment agreement between the Company or any Subsidiary and a Management Shareholder constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.

     SECTION 7.02. Binding Effect; Benefit. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors, legal representatives and permitted assigns. Nothing in this Agreement, expressed or implied, is intended to confer on any Person other than the parties hereto, and their respective heirs, successors, legal representatives and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement. Persons who acquire shares of Common Stock pursuant to the exercise of an option pursuant to the Laminates Acquisition Co. Management Incentive Plan shall become parties hereto and be bound by the provisions hereof and the addition of such parties to this Agreement shall not constitute an amendment or modification of this Agreement.

     SECTION 7.03. Assignability. (a) Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by the Company or any Shareholder; provided that any Person acquiring shares of Equity Securities who is required by the terms of this Agreement, the Bridge Warrant Agreement or any employment agreement or stock purchase, option, stock option or other compensation plan of the Company or any Subsidiary to become a party hereto shall (unless already bound hereby) execute and deliver to the Company an agreement to be bound by this Agreement and shall thenceforth be a "Shareholder".

     (b) Any Permitted Transferee of a Management Shareholder who shall become a party hereto shall be deemed a "Management Shareholder".

     (c) Any Permitted Transferee of an Institutional Shareholder who shall become a party to this Agreement shall be deemed an "Institutional Shareholder".

     (d) If, and to the extent that, the warrants to acquire Common Stock issued pursuant to that Warrant Agreement dated May 1, 1998 (the "Bridge Warrant Agreement") among Laminates Funding Inc., Credit Suisse First

Boston, Bankers Trust Company (together with their respective transferees, the "Bridge Fund Equity Holders") and the Company are released from escrow to the Bridge Fund Equity Holders, then, until an Initial Public Offering shall have occurred, each Bridge Fund Equity Holder shall be bound by, and have the benefits of, Sections 3.01(a) and 3.01(b) (insofar as each Section relates to the Securities Act), 3.02, 4.01 and 4.02 hereof, and

               (x) for purposes of Section 4.01 each Bridge Fund Equity Holder shall be considered an "Institutional Shareholder", but this Section 7.03(d)(x) shall apply to a Bridge Fund Equity Holder only as a Tagging Person and shall not be construed to permit other Shareholders to participate in transfers by such Bridge Fund Equity Holder, and

               (y) for purposes of Section 4.02 (but not 4.02 (iii)) each Bridge Fund Equity Holder shall be considered to be a "Management Shareholder" for purposes of the obligations to sell Company Equity Securities thereunder and the warrants issued under the Bridge Warrant Agreement shall be treated as though they were "Warrants" hereunder.

     Upon the occurrence of an Initial Public Offering, the rights and obligations of the Bridge Fund Equity Holders under this Section 7.03(d) shall terminate.

     SECTION 7.04. Amendment; Waiver; Termination. (a) No provision of this Agreement may be waived except by an instrument in writing executed by the party against whom the waiver is to be effective. No provision of this Agreement may be amended or otherwise modified except by an instrument in writing executed by the Company with approval of the Board of Directors and holders of at least 75% of the Shares held by the parties to this Agreement at the time of such proposed amendment or modification.

     (b) In addition, any amendment or modification of any provision of this Agreement that would adversely affect any (i) Institutional Shareholder may be effected only with the consent of 100% of the affected Institutional Shareholders or (ii) Management Shareholder may be effected only with the consent of Management Shareholders holding at least 50% of the shares held by the Management Shareholders. Any amendment of Sections 3.01(a), 3.01(b), 3.02. 4.01, 4.02 and 7.03(d) in a manner adverse to any Bridge Fund Equity Holder shall require the consent of 100% of the affected Bridge Fund Equity Holders.

     (c) This Agreement shall terminate on the tenth anniversary of the date hereof unless earlier terminated.

     SECTION 7.05. Notices. (a) All notices and other communications given or made pursuant hereto or pursuant to any other agreement among the parties, unless otherwise specified, shall be in writing and shall be deemed to have been duly given and received when sent by fax (with confirmation in writing via first class U.S. mail) or delivered personally or on the third Business Day after being sent by registered or certified U.S. mail (postage prepaid, return receipt requested) to the parties at the fax number or address set forth below or at such other addresses as shall be furnished by the parties by like notice:

               if to the Company to:

                    Laminates Acquisition Co.
                    277 Park Avenue
                    New York, NY 10172
                    Fax: 212-892-7551

               if to any Shareholder, to such Shareholder at the address specified by such Shareholder on the signature pages of this Agreement or in a notice given by such Shareholder to the Company for such purpose

     Any Person who becomes a Shareholder shall provide its address and fax number to the Company, which shall promptly provide such information to each other Shareholder.

     (b) Notices required to be given pursuant to Sections 5.01(a) and 5.01(b) and Section 5.02 by the Company shall be deemed given only if such notices are also be given telephonically and by fax to the following persons (or any other individual the respective entities may designate in writing to the Company to replace such person):

          (i) for the benefit of the Management Shareholders, to Vincent Langone at 908-832-0550 and fax 908-832-0650;

          (ii) for the benefit of the MMI Entities, to: David Howe at 212-559-1133, fax: 212-888-2940, with a copy to Kirk Radke at 212-446-4940, fax: 212-838-4223;

          (iii) for the benefit of the CVC Entities, to: Michael Smith or Donald MacKenzie at fax: 011-44-171-420-4231; and

          (iv) for the benefit of the DLJ Entities, to Thompson Dean, at 212-892-4460, fax: 212-892-7552, with a copy to George R. Bason, Jr., at 212-450-4340, fax: 212-450-4800.

     SECTION 7.06. Headings. The headings contained in this Agreement are for convenience only and shall not affect the meaning or interpretation of this Agreement.

     SECTION 7.07. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

     SECTION 7.08. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflicts of laws rules of such state.

     SECTION 7.09. Specific Enforcement. Each party hereto acknowledges that the remedies at law of the other parties for a breach or threatened breach of this Agreement would be inadequate and, in recognition of this fact, any party to this Agreement, without posting any bond, and in addition to all other remedies which may be available, shall be entitled to obtain equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy which may then be available.

     SECTION 7.10. Consent to Jurisdiction; Expenses. (a) Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in any Federal Court sitting in New York, New York, or any New York State court sitting in New York, New York, and each of the parties hereby consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party by any method provided in Section
7.05 shall be deemed effective service of process on such party and consents to the personal jurisdiction of any Federal Court sitting in New York, New York, or any New York State court sitting in New York, New York.

     (b) In any dispute arising under this Agreement among any of the parties hereto, the costs and expenses (including, without limitation, the reasonable fees and expenses of counsel) incurred by the prevailing party shall be paid by the party that does not prevail.

     SECTION 7.11. Severability. If one or more provisions of this Agreement are held to be unenforceable to any extent under applicable law, such provision shall be interpreted as if it were written so as to be enforceable to the maximum possible extent so as to effectuate the parties' intent to the maximum possible extent, and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms to the maximum extent permitted by law.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                      LAMINATES ACQUISITION CO.


                                      By:
                                         --------------------------------------
                                         Name:
                                         Title:


                                      LMS I, CO.


                                      By:
                                         --------------------------------------
                                         Name:
                                         Title:


                                      DLJ MERCHANT BANKING PARTNERS
                                      II, L.P., a Delaware Limited Partnership

                                      By: DLJ Merchant Banking II, Inc.,
                                          as managing general partner


                                      By:
                                         --------------------------------------
                                         Name:
                                         Title:

                                      Address:

                                        c/o DLJ Merchant Banking II, Inc.
                                        277 Park Avenue
                                        New York, NY 10172
                                        Fax: 212-892-7272

                                        with a copy of notice to:
                                        Davis Polk & Wardwell
                                        450 Lexington Avenue
                                        New York, NY 10017
                                        Attn; George R. Bason, Jr.

                                      DLJ MERCHANT BANKING PARTNERS
                                      II-A, L.P., a Delaware Limited Partnership

                                      By: DLJ Merchant Banking II, Inc.,
                                          as managing general partner


                                      By:
                                         --------------------------------------
                                         Name:
                                         Title:

                                      Address:

                                        c/o DLJ Merchant Banking II, Inc.
                                        277 Park Avenue
                                        New York, NY 10172
                                        Fax: 212-892-7272


                                      DLJ OFFSHORE PARTNERS II, C.V., a
                                      Netherlands Antilles Limited Partnership

                                      By: DLJ Merchant Banking II, Inc.,
                                          as advisory general partner


                                      By:
                                         --------------------------------------
                                         Name:
                                         Title:

                                      Address:

                                        c/o DLJ Merchant Banking, Inc.
                                        277 Park Avenue
                                        New York, NY 10172
                                        Fax: 212-892-7272

                                      DLJ DIVERSIFIED PARTNERS, L.P., a
                                      Delaware Limited Partnership

                                      By: DLJ Diversified Partners, Inc.,
                                          as managing general partner


                                      By:
                                         --------------------------------------
                                         Name:
                                         Title:

                                      Address:

                                        c/o DLJ Merchant Banking, Inc.
                                        277 Park Avenue
                                        New York, NY 10172
                                        Fax: 212-892-7272


                                      DLJ DIVERSIFIED PARTNERS-A, L.P., a
                                      Delaware Limited Partnership

                                      By: DLJ Diversified Partners, Inc.,
                                          as managing general partner


                                      By:
                                         --------------------------------------
                                         Name:
                                         Title:

                                      Address:

                                        c/o DLJ Merchant Banking II, Inc.
                                        277 Park Avenue
                                        New York, NY 10172
                                        Fax: 212-892-7272

                                      DLJ MILLENNIUM PARTNERS, L.P., a
                                      Delaware Limited Partnership

                                      By: DLJ Merchant Banking II, Inc.,
                                          as managing general partner


                                      By:
                                         --------------------------------------
                                         Name:
                                         Title:

                                      Address:

                                        c/o DLJ Merchant Banking II, Inc.
                                        277 Park Avenue
                                        New York, NY 10172
                                        Fax: 212-892-7272


                                      DLJ MILLENNIUM PARTNERS-A, L.P.,
                                      a Delaware Limited Partnership

                                      By: DLJ Merchant Banking II, Inc.,
                                          as managing general partner


                                      By:
                                         --------------------------------------
                                         Name:
                                         Title:

                                      Address:

                                         c/o DLJ Merchant Banking II, Inc.
                                         277 Park Avenue
                                         New York, NY 10172
                                         Fax: 212-892-7272

                                      DLJMB FUNDING II, INC., a Delaware
                                      corporation


                                      By:
                                         --------------------------------------
                                         Name:
                                         Title:

                                      Address:

                                        c/o DLJ Merchant Banking II, Inc.
                                        277 Park Avenue
                                        New York, NY 10172
                                        Fax: 212-892-7272


                                      DLJ FIRST ESC L.P.

                                      By: DLJ LBO Plans Management Corporation,
                                          as general partner


                                      By:
                                         --------------------------------------
                                         Name:
                                         Title:

                                     Address:

                                       c/o DLJ Merchant Banking II, Inc.
                                       277 Park Avenue
                                       New York, NY 10172
                                       Fax: 212-892-7272

                                      UK INVESTMENT PLAN 1997
                                      PARTNERS, INC.

                                      By: UK Investment Plan 1997 Partners,
                                          Inc., as general partner


                                      By:
                                         --------------------------------------
                                         Name:
                                         Title:

                                      Address:

                                        c/o DLJ Merchant Banking II, Inc.
                                        277 Park Avenue
                                        New York, NY 10172
                                        Fax: 212-892-7272


                                      DLJ EAB PARTNERS, L.P.

                                      By: DLJ LBO Plans Management
                                          Corporation, as general partner


                                      By:
                                         --------------------------------------
                                         Name:
                                         Title:

                                      Address:

                                        c/o DLJ Merchant Banking II, Inc.
                                        277 Park Avenue
                                        New York, NY 10172
                                        Fax: 212-892-7272

                                      DLJ ESC II L.P.

                                      By: DLJ LBO Plans Management
                                          Corporation, as general partner


                                      By:
                                         --------------------------------------
                                         Name:
                                         Title:

                                      Address:

                                        c/o DLJ Merchant Banking II, Inc.
                                        277 Park Avenue
                                        New York, NY 10172
                                        Fax: 212-892-7272

                                      CVC EUROPEAN EQUITY PARTNERS L.P.


                                      By:
                                         --------------------------------------
                                         Name:
                                         Title:

                                      Address:


                                      CVC EUROPEAN EQUITY PARTNERS
                                      (JERSEY) L.P.


                                      By:
                                         --------------------------------------
                                         Name:
                                         Title:

                                      Address:

                                      MMI PRODUCTS, L.L.C.


                                      By:
                                         --------------------------------------
                                         Name:
                                         Title:

                                      Address:

                                      By:
                                         --------------------------------------
                                         Vincent Langone

                                      Address:




                                      By:
                                         --------------------------------------
                                         David Schneider

                                      Address: